UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2006

________________

Peoples-Sidney Financial Corporation
(Exact name of registrant as specified in its charter)

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Delaware	000-22223	311499862
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation or organization)	Number	Identification No.)
101 East Court, Sidney, Ohio 46750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (937) 492-6129

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
[Missing Graphic Reference]

Section 8 - Other Events.

Item 8.01. Other Events.

On December 4, 2006, the Registrant issued a press release announcing the completion of its 5% stock repurchase program. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is being furnished herewith:

99.1 Press Release of Peoples-Sidney Financial Corporation, dated December 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES-SIDNEY FINANCIAL CORPORATION
By:	________________________________
Douglas Stewart
President and Chief Executive Officer
Dated: December 4, 2006

Exhibit Index

Exhibit
Number                                             Description of Exhibit

99.1 Press Release of Peoples-Sidney Financial Corporation, dated December 4, 2006.